LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MARCH 3, 2016

TO THE SUMMARY PROSPECTUSES, PROSPECTUSES

AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A AND SCHEDULE B

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for each of the funds listed in Schedule A and Schedule B:

All outstanding Class B shares of the fund will be converted into Class A shares of the fund as soon as practicable on or about April 29, 2016 (the “Conversion Date”). The conversion of Class B shares into Class A shares will occur at the close of business on the Conversion Date. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Effective as of the close of business two business days prior to the Conversion Date (approximately April 27, 2016), the fund will no longer offer Class B shares for incoming exchanges or dividend reinvestment.

SCHEDULE A

LEGG MASON PARTNERS EQUITY TRUST	Date of Summary Prospectus, Prospectus and SAI
ClearBridge Small Cap Growth Fund	March 1, 2016
QS Legg Mason Conservative Growth Fund	June 1, 2015
QS Legg Mason Defensive Growth Fund	June 1, 2015

SCHEDULE B

LEGG MASON PARTNERS INCOME TRUST	Date of Summary Prospectus, Prospectus and SAI
Western Asset Corporate Bond Fund	May 1, 2015
Western Asset Global High Yield Bond Fund	May 1, 2015
Western Asset Global Strategic Income Fund	November 25, 2015
Western Asset Mortgage Backed Securities Fund	May 1, 2015
Western Asset New York Municipals Fund	August 1, 2015

Please retain this supplement for future reference.

LMFX249549